Exhibit 99.1

Ralph Babb Chairman and Chief Executive Officer Comerica Incorporated Merrill Lynch Banking & Financial Services Conference November 15, 2007

Safe Harbor Statement Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, changes relating to the headquarters relocation or its underlying assumptions, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes and floods, the disruption of private or public utilities, the implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, management's ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, automotive production and commercial real estate, the anticipated performance of any new banking centers, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic conditions and related credit and market conditions and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward- looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Who We Are $60 billion in assets Three core businesses Business Bank Retail Bank Wealth & Institutional Management Relationship banking focus is prime differentiator Operating and expanding in some of the nation's highest growth markets: California, Texas, Arizona and Florida Focused on superior risk management and credit quality Committed to returning excess capital to shareholders

Our Core Businesses Business Bank Commercial banking services to Middle Market, Commercial Real Estate, Global Corporate, National Dealer & various specialized industry segments Complete spectrum of credit and non-credit financial products, cash management and international trade services The Retail Bank Personalized financial products & services to consumers and small businesses 403 Banking Centers, Call Centers, ATMs, Web Banking Wealth & Institutional Management Serves the needs of affluent clients, foundations and corporations Private banking, brokerage, insurance, personal trust, institutional trust, investment management By Business Segment Business Bank Retail Bank W&IM Revenues 414 215 106 Business Bank $414MM 56% W&IM $106MM 15% Retail Bank $215MM 29% 3Q07 Revenue By Business Segment* *Third quarter 2007 revenues of $735 million from continuing operations (FTE) excluding Finance & Other Businesses

By Business Segment Midwest Western Texas Florida Other Markets International Revenue 365 213 95 17 17 28 Where We Operate Midwest $365MM 50% Western $213MM 29% Texas $95MM 13% Florida $17MM 2% * The U.S. Census Bureau **Third quarter 2007 revenues of $735 million from continuing operations (FTE) excluding Finance & Other Businesses; reflects office of origination Other Markets $17MM 2% Int'l $28MM 4% Exporting our 150 year relationship banking expertise to high growth markets Operate in seven of the eleven largest U.S. cities California, Arizona, Texas and Florida to account for over one-half of U.S. population growth between 2000 and 2030* Geographic footprint diversifies earnings mix 3Q07 Revenue By Market Segment**

Why We're Different Relationships are Priority One Big bank services, community bank feel Focused on growing and maintaining long-term relationships Relationship Managers known for ingenuity, flexibility and responsiveness Superior Risk Management Enhanced credit policies and procedures Solid credit metrics Business Bank Focus One of the top commercial lending institutions in U.S. Clear understanding of our customers and their banking needs Natural entry point to cross-sell other services "Banking Centers" not Branches Targets Middle Market, Small Business, Wealth Management and mass affluent Supports all Lines of Business and each Line of Business is held accountable Meeting 18 month overall accretion target

The Business Bank Wealth Management The Retail Bank Financial Planning Private Banking Trust Services Brokerage Investments Insurance Services Lending & Leasing Treasury Management Specialized Industry Expertise International Trade Services Personal Finance Investments Insurance Web Banking Debit/Credit Cards Business Owners Key Executives Employees Why We're Different... Relationship Approach

Who: all Business Bank lenders in the Western Market where Wealth & Institutional Management (WIM) has a presence What: a requirement that they actively make referrals of Business Bank clients to their WIM partners How: via an introduction to the WIM client contact professional Frequency: at least once a month with a requirement that the lender participate in client meeting with the WIM professional once a quarter Results: over $1.1 billion in new business from over 150 existing clients Introductions and referrals are actively tracked within the WIM group The Referral Process Our Strategy Works Accelerating Growth Through Cross-Selling

Why We're Different... Superior Risk Management How Comerica Delivers Credit Risk Management: Continuously updating policies Quantitative and qualitative risk rating models Credit loss forecasting model Migration studies Cost effective tools to enhance efficiency and data capture Nationalized Special Asset function Independent Asset Quality Review function

UB ZION MTB MI CMA RF PNC STI KEY BBT HBAN FITB NCC USB 0.0002 0.0014 0.0019 0.002 0.0023 0.0023 0.0024 0.0028 0.0031 0.0035 0.0043 0.0051 0.0051 0.0052 Comerica: 0.23% Peer Group Average: 0.30% Year-to-Date September 2007 Net Loan Charge-offs to Average Total Loans Source: Company reports Our Strategy Works Solid Credit Metrics Among Our Peer Group

Our Strategy Works Automotive Manufacturer Exposure Declining 12/05 12/06 8/07 Exposure: Dealer $ 6.6 $ 7.4 $ 7.5 Other Automotive: Domestic Ownership $ 3.3 $ 2.9 $ 2.7 Foreign Ownership 1.5 1.3 1.1 Total Other Automotive $ 4.8 $ 4.2 $ 3.8 (10)% Outstandings: Dealer $ 4.8 $ 5.6 $ 5.1 Other Automotive: Domestic Ownership $ 2.0 $ 1.7 $ 1.5 Foreign Ownership 0.7 0.5 0.4 Total Other Automotive $ 2.7 $ 2.2 $ 1.9 (13)% 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 NPA's 43 49 46 39 20 17 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Net Loan Charge-offs 3 3 2 7 -6 -0.1 Period-end in $ billions Exposure includes committed and discretionary facilities (undrawn and outstanding)

Western Michigan Texas Florida Other Markets 2.489 0.849 0.913 0.604 0.622 Single Family Land Development Land Carry Retail Multi-family Commercial Office Multi-use 1.77 0.758 0.891 0.621 0.527 0.347 0.31 0.234 Our Strategy Works Commercial Real Estate Line of Business September 30, 2007 Loan Outstandings: $5.5 billion* By Project Type By Geography Period-end balances in $billions; Geography reflects location of property * Excludes $1.3B in Commercial Real Estate line of business loans not secured by real estate

Why We're Different... Consumer Exposure 8% of total outstandings No sub-prime mortgage programs 2% of total nonaccrual loans Net loan charge-offs for 3Q07 of $2 million Consumer loans-Other Consumer Loans-HELOC Residential Mortgages 17 39 44 3Q07: $4.2 billion 3Q07 averages in $billions Consumer Loans - Home Equity $1.6B 38% Consumer Loans - Other $0.7B 18% Residential Mortgage Loans $1.9B 44%

CMA ZION RF KEY MI MTB BBT UB PNC HBAN FITB STI USB NCC 0.0839 0.1837 0.2227 0.2656 0.2865 0.3666 0.3755 0.3993 0.4205 0.4472 0.4548 0.4807 0.4858 0.5295 Comerica: 8% Peer Group Average: 38% Third Quarter 2007 Average Consumer Loans to Total Loans Source: Company reports Our Strategy Works Minimal Consumer Exposure

3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07 Deposits ($) 236.410856 379.041293 413.658248 460.366727 500.44724 533.898426 610.573174 826.07435 890.275364 1127.348288 589.099 505.902 224.144 206.99 Month Ended CAGR: 21% Personal Bkg - 33% Business Bank - 39% Small Business - 15% WIM - 13% Millions New Banking Center Deposits Why We're Different... "Banking Centers" and Not Branches

Our Strategy Works New Banking Centers Meeting Expectations Actual results as of August 2007 for new banking centers opened three years or less.

1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Western: 11% 12735 13398 13795 14127 14672 15135 15352 Texas: 16% 5355 5796 6121 6360 6444 6570 6902 $ Millions Average loans excluding the Financial Services Division CAGR: Our Strategy Works Loan Growth in the Western and Texas Markets

Our Strategy Works For Our Customers Small Business: Deposit rich segment Low penetration rates in Texas and Western markets Incubator to grow relationships Partnering Banking Centers and Small Business Bankers Continued focus on cross-selling Debit/credit card rewards programs Wealth Management - business owners Consumer - employees 2007 Greenwich Associates' top national award for excellence in serving small businesses Source: Greenwich Associates 2007 Business Banking program survey of 25,000 businesses with annual sales of $1 million to $10 million in 70 major U.S. markets

Our Strategy Works For Our Customers 2007 Middle Market Monitor Quality Index 2007 Middle Market Monitor Quality Index Wire Transfer A+ Balance Reporting A+ Automated Clearing House (ACH) A+ Depository Services A+ Internet Services - Ease of Use A+ Service Customization A Product Specialists A+ Customer Service A Cash Management Officer - Knowledge A+ - Problem resolution A+ - Accessible when needed A+ - Prompt follow up A Middle Market Cash Management Services Awarded Top Grades Product Ratings: A General Perception: A Relationship Manager: A Source: Phoenix-Hecht Biennial Survey; Companies with $40-100 million in sales; 32 banks surveyed

12/31/2004 12/31/2005 12/31/2006 3/31/2007 6/30/2007 Peer Group Median 0.0761 0.07 0.0734 0.067 0.0655 Comerica 0.0813 0.0778 0.0754 0.0749 0.0718 Our Strategy Works For Our Shareholders Solid Capital Position Tier 1 Common = (Tier 1 Capital - Preferred Stock) / Risk-adjusted Assets Comerica Tier 1 Common Guideline: 6.50% - 7.50%

* Excluding Framlington gain ** Excluding Munder Capital Management gain Buyback Dividend '02 0.9147 0.557 '03 0.576 0.53 '04 0.9656 0.48 '05* 1.076 0.4472 '06** 0.9772 0.4896 YTD 9/07 0.941 0.523 Historical Total Payout Average (2002-YTD 9/07) = 99% Dividends = 50% Buyback = 49% Our Strategy Works For Our Shareholders Total Payout Ratio

MTB MI PNC ZION UB STI BBT USB KEY FITB RF CMA HBAN NCC 0.0251 0.0272 0.0338 0.035 0.0367 0.0386 0.0476 0.0483 0.0506 0.0531 0.0531 0.0538 0.0583 0.066 Comerica: 5.4% Peer Group Average: 4.4% Trailing Annual Dividend Yield Source: Company Reports; data as of October 31, 2007 Our Strategy Works For Our Shareholders Attractive Dividend Yield

Comerica: A Sound Investment in Today's Market Superior Risk Management Solid credit statistics Diversified loan portfolio by line of business and geography Limited residential mortgage and consumer exposure; No subprime Relationship banking philosophy Strategy to accelerate growth and balance Relocation of headquarters to Dallas Banking center expansion in higher growth markets - Texas, California, Arizona and Florida Cross-selling to Wealth & Institutional Management and Retail Bank Returning excess capital to shareholders 38 consecutive years of dividend increases; attractive dividend yield Active share repurchase program: repurchased 8.9 million shares in the first half of 2007 and 6.6 million shares in 2006

Appendix

Lines of Businesses: At a Glance Retail Bank Wealth & Institutional Management Business Bank 403 banking centers 714,000 Personal Banking customers 93,000 Small Business customers Call centers, ATMs, Web Banking Trust Services Private Banking Investment Management Brokerage and Insurance Lending & Leasing Treasury Management International Trade Services 42% of avg. total deposits in third quarter 2007 Opening about 30 new banking centers in 2007, mainly in growth markets Not a mass market retail bank Targets small businesses, middle market, business owners and the affluent Solid investment performance Open architecture platform Customized, flexible solutions Efficiency gains #1 Commercial lender as a percent of total assets #7 Commercial lender (total loans) Middle Market: 33% of avg. total loans in third quarter 2007 Loan growth momentum in Texas and Western markets Sound credit standards Sophisticated credit management tools Competitive advantage: Relationship Banking National Platforms Competitive advantage: Relationship Banking National Platforms Competitive advantage: Relationship Banking National Platforms Information as of September 30, 2007 unless noted otherwise

Third Quarter 2007 Results * Loan growth figures exclude Financial Services Division; Analysis of 3Q07 compared to 2Q07 Annualized average loan growth of 4%* Western: 6% Texas: 20% Florida: 10% Midwest: (2)% Net interest margin of 3.66% Sound credit quality Nonperforming assets of 0.59% of total loans and foreclosed property Net credit-related charge-offs as a percentage of average total loans of 32 bps Noninterest income continues positive trend Expenses well controlled Active capital management: 2 million shares repurchased

Financial Results 3Q07 2Q07 Q - Q% Chg 3Q06 Y - Y% Chg Net Income $181 $196 -8% $200 -10% Diluted EPS from continuing operations Diluted EPS $1.17 $1.18 $1.25 $1.25 -6% -6% $1.20 $1.23 -3% -4% Return on Equity from continuing operations 14.24% 15.41% 15.00% Net Interest Income $503 $509 -1% $502 0% Net Interest Margin 3.66% 3.76% 3.79% Provision for Loan Losses $45 $36 25% $15 200% Noninterest Income $230 $225 2% $195 18% Noninterest Expenses $423 $411 3% $399 6% $ in millions, except per share data Data has been restated to reflect the results of Munder Capital Management as a discontinued operation

Business Segment Contribution to Net Income YTD 9/07 % YTD 9/06 % Business Bank $412 72% $435 73% Retail Bank 100 18 117 19 Wealth & Institutional Management 57 10 50 8 569 100% 602 100% Finance 3 (14) Other* (5) 6 TOTAL $567 $594 $ in millions * Includes discontinued operations and items not directly associated with the three major business segments or the Finance Division

Market Segment Contribution to Net Income YTD 9/07 % YTD 9/06 % Midwest $266 47% $297 49% Western 175 31 190 32 Texas 67 12 65 11 Florida 8 1 11 2 Other Markets 14 2 13 2 International 39 7 26 4 569 100% 602 100% Finance and Other* (2) (8) TOTAL $567 $594 $ in millions * Includes discontinued operations and items not directly associated with the geographic markets

3Q06 4Q06 1Q07 2Q07 3Q07 Net Interest Income 502 502 502 509 503 Net Interest Margin 0.0379 0.0375 0.0382 0.0376 0.0366 Warrant Accounting Net Interest Margin Net Interest Income Net Interest Income of $503 million Net Interest Margin of 3.66% Increase in deposit rates due to mix shift Higher wholesale funding Maturing swaps (at a negative spread) Growth in securities portfolio Higher nonaccrual loans $ in millions

ZION RF CMA MTB HBAN UB BBT USB NCC KEY FITB STI MI PNC 0.0444 0.0374 0.0366 0.0365 0.0352 0.035 0.0345 0.0344 0.0343 0.034 0.0334 0.0318 0.031 0.03 Comerica: 3.66% Peer Group Average: 3.48% Source: Company reports Strong Third Quarter 2007 Net Interest Margin

3Q06 4Q06 1Q07 2Q07 3Q07 Average Investment Securities Available-for-Sale 3887 3842 3745 4085 4405 % of Average Earning Assets 0.074 0.0721 0.0705 0.0752 0.0806 Increasing Investment Securities Portfolio Consists primarily of AAA mortgage backed Freddie Mac and Fannie Mae securities Average life of approximately 3.8 years Increase in portfolio lowers net interest margin Assists us in managing interest rate risk $ in millions

Positive Trends in Noninterest Income Growth in fee income: Commercial lending fees Letter of credit fees Foreign exchange income Brokerage fees Investment banking fees Positive impact of principal investing and warrants of $5 million 3Q07 vs. 2Q07 $ in millions * Excludes net loss on sale of businesses of $7 million in 3Q06 3Q06* 4Q06 1Q07 2Q07 3Q07 Noninterest Income 202 215 215 225 230 FSD Settlement Proceeds 47

Deploying the Model for Growth and Balance * Excludes average Financial Services Division loans of $1.2B ** Specialty Businesses include: Entertainment, Energy, Leasing, and Technology and Life Sciences Geography based on office of origination; Midwest includes: MI, OH, IL; Western includes: CA, AZ, NV, CO, WA Middle Market Commercial Real Estate Global Corporate Banking National Dealer Services Specialty Businesses Personal Banking Small Business Banking Private Banking 3Q07 Average Loans Outstanding 16.3 6.8 5.6 5 4.9 2.1 4 4 Midwest Western Texas Florida International Other Markets 3Q07 Avg Loans Outstanding 21.9 15.3 6.9 1.7 2.1 0.8 3Q07 Average Loan Outstandings $48.7 billion*

Loan Momentum Continues in Growth Markets 3Q07 2Q07 Q - Q% Chg 3Q06 Y - Y% Chg Midwest $21.9 $22.0 -1% $21.9 0% Western > Excluding FSD 16.5 15.3 16.7 15.1 -1% 1% 15.9 13.8 4% 11% Texas 6.9 6.6 5% 6.1 13% Florida 1.7 1.6 3% 1.5 10% Other Markets 0.8 0.8 0% 0.7 11% International 2.1 2.1 0% 2.0 6% TOTAL $49.9 $49.8 0% $48.1 4% > EXCLUDING FSD $48.7 $48.2 1% $46.0 6% Average loans in $billions; % change based on full dollar amounts Geography based on location of loan office Western includes: CA, AZ, NV, CO, WA

Diverse Line of Business Loan Growth 3Q07 2Q07 Q - Q% Change 3Q06 Y - Y% Change Middle Market $16.3 $16.1 1% $15.6 4% Commercial Real Estate 6.8 6.7 2% 6.7 2% Global Corporate Banking 5.6 5.4 3% 5.0 12% National Dealer Services 5.0 5.3 -5% 4.9 2% Specialty Businesses* > Excluding FSD 6.1 4.9 6.3 4.7 -3% 4% 6.3 4.2 -4% 16% SUBTOTAL - BUSINESS BANK $39.8 $39.8 0% $38.5 3% Small Business Banking 4.0 4.0 0% 3.9 5% Personal Banking 2.1 2.1 0% 2.2 -6% SUBTOTAL - RETAIL BANK $6.1 $6.1 0% $6.1 1% Private Banking 4.0 3.9 3% 3.5 12% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $4.0 $3.9 3% $3.5 12% TOTAL > EXCLUDING FSD $49.9 $48.7 $49.8 $48.2 0% 1% $48.1 $46.0 4% 6% Average loans in $billions; % change based on full dollar amount * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Third Quarter 2007 Average Loans Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $9.5 $4.8 $1.8 $0.2 $-- $-- $16.3 Commercial Real Estate 2.5 2.7 1.1 0.5 -- -- 6.8 Global Corporate Banking 2.2 1.0 0.3 -- --- 2.1 5.6 National Dealer Services 0.6 3.3 0.2 0.5 0.4 -- 5.0 Specialty Businesses* 1.3 2.5 1.9 0.0 0.4 -- 6.1 SUBTOTAL - BUSINESS BANK $16.1 $14.3 $5.3 $1.2 $0.8 $2.1 $39.8 Small Business Banking 2.1 0.9 1.0 -- -- -- 4.0 Personal Banking 1.9 0.1 0.1 -- -- -- 2.1 SUBTOTAL - RETAIL BANK $4.0 $1.0 $1.1 $-- $-- $-- $6.1 Private Banking 1.8 1.2 0.5 0.5 -- -- 4.0 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $1.8 $1.2 $0.5 $0.5 $-- $-- $4.0 TOTAL $21.9 $16.5 $6.9 $1.7 $0.8 $2.1 $49.9 $ in billions; geography based on office of origination. * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Sound Credit Quality 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 NPA's / Total Loans and ORE 0.0037 0.0042 0.0049 0.0049 0.0053 0.0059 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Net Credit-Related Charge-offs to Average Total Loans * 0.0016 0.0006 0.0019 0.0016 0.0024 0.0032 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 ALLL / Total Loans 0.0104 0.0106 0.0104 0.0104 0.0104 0.0103 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Net loan charge-offs to total average loans 2.78 2.51 2.13 2.14 1.95 1.76 *Includes net loan charge-offs and net charge-offs on lending related commitments ** 7 basis points of this total is related to the sale of the manufactured housing portfolio Nonperforming Assets to Total Loans and Foreclosed Property Net Credit-related* Charge-offs to Average Total Loans Allowance for Loan Losses to Total Loans Allowance for Loan Losses to Nonperforming Assets

Commercial Real Estate Loan Portfolio Adhere to conservative lending policies Commercial Real Estate business line: Nonperforming loans of $128 million Net loan charge-offs of $17 million Owner Occupied/Other* Real Estate Construction Commercial Mortgage 2Q07 9174 3855 1407 3Q07: $14.4 billion 3Q07 averages in $billions *Included in Commercial Real Estate line of business

Real Estate Construction Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Single Family $1.0 $0.1 $0.1 $0.3 $0.2 $1.7 Land Development 0.4 0.1 0.2 0.1 0.0 0.8 Retail 0.1 0.1 0.2 0.0 0.1 0.5 Multi-family 0.1 0.0 0.1 0.1 0.0 0.3 Multi-use 0.1 0.1 0.0 0.0 0.0 0.2 Commercial 0.1 0.0 0.0 0.0 0.1 0.2 Office 0.1 0.0 0.1 -- 0.0 0.2 Land Carry 0.2 0.0 -- -- -- 0.2 TOTAL $2.1 $0.4 $0.7 $0.5 $0.4 $4.1 3Q07 period-end $ in billions Geography reflects location of property

Commercial Mortgage Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Land Carry $0.3 $0.2 $0.1 $0.1 $0.0 $0.7 Multi-family 0.0 0.1 0.1 0.0 0.0 0.2 Commercial 0.1 0.1 0.0 -- 0.0 0.2 Office 0.0 0.1 0.0 -- 0.0 0.1 Retail 0.0 0.0 0.0 0.0 0.1 0.1 Single Family 0.0 0.0 0.0 0.0 0.1 0.1 TOTAL $0.4 $0.5 $0.2 $0.1 $0.2 $1.4 3Q07 period-end $ in billions Geography reflects location of property

Diversified Shared National Credit Relationships Approx. 1,045 borrowers 20% of total outstanding Industry diversification mirrors total loan book No nonaccrual loans No net loan charge-offs YTD 2007 Middle Market Commercial Real Estate Global Corporate Banking National Dealer Services Energy Other 2.1 2.3 3.2 0.5 1.4 0.5 September 30, 2007: $10.0 billion Period-end outstandings as of September 30, 2007

Home Equity Portfolio Florida Midwest Western Texas 2 75 14 9 74% Home Equity Lines and 26% Home Equity Loans Self-originated & relationship oriented Avg. FICO score of 746 at origination* 82% have CLTV ^ 80%* Average loan vintage is 3.0 years* Geographic Breakdown Midwest 75% Texas 9% Western 14% *Data on loans booked through our Consumer Loan Center which encompasses about 85% of our Home Equity Lines and Loans 3Q07 averages in $billions Geography based on office of origination Florida 2% 3Q07: $1.6 billion

Western Midwest Florida Texas Other 3.3 0.6 0.5 0.2 0.4 Franchise Distribution* Toyota / Lexus 20% Honda / Acura 18% Ford 14% General Motors 10% Chrysler 7% Mercedes 5% Nissan / Infinity 5% Other Asian 5% Other European 5% Other** 11% 3Q07 Average Loans Outstanding: $5.0 billion Midwest $0.6B 14% Western $3.3B 65% Texas $0.2B 5% Florida $0.5B 9% Geographic Dispersion * Franchise distribution based on September 30, 2007 period-end outstandings ** "Other" includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Diversified National Dealer Services Business Other Markets $0.4B 7%

Deposits in a Competitive Environment Total deposits of $41.1 billion Mix shift to higher rate, longer term deposits continues Technology & Life Sciences, Entertainment, Small Business Banking and Global Corporate Banking grew deposits Annualized average deposits** increased (2Q07 vs 3Q07): 9% in Texas 5% in the West 3% in the Midwest $ in billions *Excludes Finance/Institutional CDs, Foreign Office Time Deposits, and Financial Services Division balances **Excludes Financial Services Division balances 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Money Market & NOW 13.583 13.447 13.383 13.517 13.614 13.799 Savings Deposits 1.479 1.433 1.375 1.38 1.419 1.378 Customer CDs 6.199 6.685 7.175 7.329 7.447 7.687 Noninterest-bearing 8.782 8.644 8.696 8.712 8.355 8.264 Average Core Deposits*

Line of Business Deposits 3Q07 2Q07 Q - Q% Change 3Q06 Y - Y% Change Middle Market $4.0 $4.0 -2% $4.2 -6% Commercial Real Estate 1.0 1.0 8% 1.2 -14% Global Corporate Banking 3.4 3.3 1% 3.2 6% National Dealer Services 0.1 0.1 8% 0.1 12% Specialty Businesses1 > Excluding FSD 7.4 3.6 8.0 3.5 -7% 5% 8.5 2.9 -12% 25% SUBTOTAL - BUSINESS BANK >Excluding FSD $15.9 $12.1 $16.4 $11.9 -3% 2% $17.2 $11.6 -7% 4% Small Business Banking 3.9 3.9 2% 3.9 2% Personal Banking 13.2 13.3 -1% 12.9 2% SUBTOTAL - RETAIL BANK $17.1 $17.2 0% $16.8 2% Private Banking 2.4 2.3 4% 2.3 4% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $2.4 $2.3 4% $2.3 4% Finance/Other2 5.7 5.8 -2% 5.6 1% TOTAL > EXCLUDING FSD $41.1 $37.3 $41.7 $37.2 -1% 0% $41.9 $36.3 -2% 3% Average deposits in $billions; % change based on full dollar amount 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes Institutional CD's: 3Q07 - $5.2B; 2Q07 - $5.5B; 3Q06 - $5.2B

Third Quarter 2007 Average Deposits Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $0.8 $3.0 $0.2 $0.0 $-- $-- $4.0 Commercial Real Estate 0.6 0.2 0.1 0.1 -- -- 1.0 Global Corporate Banking 1.7 0.4 0.2 -- -- 1.1 3.4 National Dealer Services 0.0 0.1 0.0 0.0 0.0 -- 0.1 Specialty Businesses1 0.2 6.2 0.5 0.0 0.5 -- 7.4 SUBTOTAL - BUSINESS BANK $3.3 $9.9 $1.0 $0.1 $0.5 $1.1 $15.9 Small Business Banking 1.9 1.0 1.0 -- -- -- 3.9 Personal Banking 10.7 0.9 1.6 -- -- -- 13.2 SUBTOTAL - RETAIL BANK $12.6 $1.9 $2.6 $-- $-- $-- $17.1 Private Banking 0.7 1.2 0.3 0.2 0.0 -- 2.4 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $0.7 $1.2 $0.3 $0.2 $0.0 $-- $2.4 Finance/Other2 5.7 -- -- -- -- -- 5.7 TOTAL $22.3 $13.0 $3.9 $0.3 $0.5 $1.1 $41.1 $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $5.2B in Institutional CD's; included in Finance Division segment

Financial Services Division Data 3Q07 2Q07 3Q06 Average Balance Sheet Noninterest-bearing $2.6 $3.3 $4.1 Interest-bearing 1.2 1.2 1.5 Total Deposits $3.8 $4.5 $5.6 Total Loans $1.2 $1.6 $2.1 Noninterest Expenses Customer Services $11 $11 $11 Average Rates FSD Loans (Primarily Low-rate) 0.71% 0.52% 0.64% FSD Interest-bearing Deposits 4.06% 3.88% 3.95% Balance Sheet data in $billions; Noninterest Expense data in $millions

Investing to Accelerate Growth and Balance: Banking Center Expansion Plan to open about 30 new banking centers in 2007 with over 90% in high growth markets Deposits at new banking centers are ahead of expectations Location of New Banking Centers Full Year 2007 YTD 9/07 2004- 2006 Total 9/07 California 13 5 29 75 Arizona 3 0 4 5 Texas 12 6 17 73 Florida 0 0 3 9 Michigan 2 2 7 241 Total 30 13 60 403

MI TX AZ CA FL Banking Centers 261 51 1 42 6 MI TX AZ CA FL Banking Centers 0.46 0.2 0.05 0.25 0.04 Accelerating Banking Center Expansion: Growing in the Growth Markets December 2003 2010 Projected 361 Banking Centers 512 Banking Centers MI TX AZ CA FL Banking Centers 241 73 5 75 9 September 2007 403 Banking Centers

Relocation of Corporate Headquarters to Dallas Smooth transition On schedule Under budget Accelerating growth in Texas Expect to maintain leadership position in Michigan

Accelerating Our Strategy of Growth and Balance Third Quarter 2007 Western/Texas/Florida: Loans 50% Deposits 42% Revenue 44% Net Income 44% Banking Centers 162 Full Year 1997 Western/Texas/Florida: Loans 27% Deposits 27% Revenue 27% Net Income 30% Banking Centers 90 Percent of Total Comerica

A Key Step to Accelerating Comerica's Growth: Relocation of Corporate Headquarters to Dallas Total cost expected to be incurred is $15-20 million over three years Comerica anticipates that it will remain one of Southeast Michigan's largest employers with approximately 7,300 employees across the state Relocation of headquarters is expected to impact about 200 positions over three years Anticipate further accelerating growth in all of Comerica's markets Dallas is centrally located and provides greater accessibility to all of our markets Additional resources in the market is expected to lead to accelerated growth Comerica is uniquely positioned as the largest bank holding company headquartered in Texas, representing an important competitive differentiator Comerica is building on its strong foundation Expect to significantly increase growth in Texas We believe the vibrant and diversified economies in Texas will be helpful as we attract and retain talented colleagues

Strong Debt Ratings

Investor Relations Contacts Darlene Persons Director of Investor Relations (313) 222-2840 DPPersons@Comerica.com Paul Jaremski Vice President (214) 969-6476 PJaremski@Comerica.com